UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2011

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square
Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 12, 2011, Dyax Corp. (the “Company”) amended its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of its common stock from 125,000,000 shares to 200,000,000 shares.

The Company’s Certificate of Amendment to Amended and Restated Certificate of Incorporation that implemented this amendment is included in this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 12, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company voted on the following five proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Common on April 13, 2011 (the “Proxy”).

Proposal No. 1:  Elect Three Class II Directors to Serve until the 2014 Annual Meeting.  The following individuals were re-elected as Class II directors of the Company:

Name of Director Nominees	Number of Votes For	Number of Votes Withheld
James W. Fordyce	59,387,449	6,708,640
Mary Ann Gray	59,470,910	6,625,179
Thomas L. Kempner	59,195,841	6,900,248

Proposal No. 2:  Approve on a Non-Binding, Advisory Basis of the Executive Compensation.  The stockholders approved, on a non-binding advisory basis, the Company’s executive compensation as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
40,963,921	23,285,278	1,846,890	20,628,717

Proposal No. 3:  Approve on a Non-Binding, Advisory Basis on the Frequency of the Advisory Vote on Executive Compensation.  The stockholders recommended, on a non-binding advisory basis, that a stockholder advisory vote on the Company’s executive compensation should occur every three years.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
39,708,657	145,045	24,453,077	1,789,310	20,628,717

Proposal No. 4:  Amendment of the Amended and Restated Certificate of Incorporation.  The Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock was approved.

For	Against	Abstain	Broker Non-Votes
75,549,495	10,286,613	888,698	0

Proposal No. 5:  Ratify the Appointment of Dyax’s Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
86,401,935	163,912	158,956	0

Dyax to Hold a Triennial Vote on Executive Compensation

In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has determined that the Company will hold a triennial advisory vote on executive compensation, at least until the next required advisory stockholder vote on the frequency of the Company’s stockholder voting on executive compensation, or until the Board of Directors determines it is in the best interest of the Company to hold such vote with a different frequency.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: May 12, 2011	By:	/s/ George V. Migausky
George V. Migausky
Executive Vice President and
Chief Financial Officer